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                                                                   EXHIBIT 10.1

                              DATED 6 APRIL 2001
                            ______________________

             (1)  EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT

                           (2)  CADIM SERVOTECH B.V.

                      (3)  VIENNA LEAS INTERNATIONAL S.A.

              (4)  TOWARZYSTWO OBROTU NIERUCHOMOSCIAMI AGRO S.A.

                     (5)  FUNDACJA NA RZECZ NAUKI POLSKIEJ

                   (6)  PIONEER REAL ESTATE ADVISORS POLAND
                   SPOLKA Z O.O. I SPOLKA SPOLKA KOMANDYTOWA

                               (7)  PREA, L.L.C.

                                       AND

                (8)  PIONEER POLSKI FUNDUSZ NIERUCHOMOSCI S.A.
                    ________________________________________

                                   AGREEMENT
                       TO TERMINATE THE SUBSCRIPTION AND
                     SHAREHOLDERS' AGREEMENT IN RESPECT OF
                   PIONEER POLSKI FUNDUSZ NIERUCHOMOSCI S.A.
                    ________________________________________

                              CMS CAMERON MCKENNA
                            WARSAW FINANCIAL CENTER
                              UL. EMILII PLATER 53
                                00-113 WARSZAWA

                              T +48(0)22 520 5555
                              F +48(0)22 520 5556
                              CHW/RAFS/106594.01
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THIS AGREEMENT is made on 6 April 2001

BETWEEN:

(1) EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT, an international financial institution established by an international treaty with its seat in London, England, represented by Ms. Julia Gnezdilowa, the proxy;

(2) CADIM SERVOTECH B.V., a limited liability company incorporated under the laws of the Kingdom of the Netherlands with its seat in Amsterdam, the Netherlands, represented by Mr. Pierre Gamache;

(3) VIENNA LEAS INTERNATIONAL SPOLKA AKCYJNA, a joint-stock company with its seat in Bielsko-Biala, at ul. Strazacka 81, 43-382 Bielsko-Biala, registered in the Commercial Register maintained at the District Court of Bielsko-Biala, Commercial Registry Division, under no. RHB 4038, represented by Mr. Artur Firganek;

(4) TOWARZYSTWO OBROTU NIERUCHOMOSCIAMI AGRO SPOLKA AKCYJNA, a joint-stock company with its seat in Warsaw, Poland at Sielecka 22, 00-738 Warsaw, registered in the Commercial Register maintained at the District Court of Warsaw, XVI Commercial Registry Division, under no. RHB 51290, represented by proxy Mr. Zbigniew Drzewiecki.

(5) FUNDACJA NA RZECZ NAUKI POLSKIEJ, a foundation with its seat in Warsaw, Poland, registered in the Foundations Register maintained at the District Court of Warsaw, XVI Commercial Registry Division, under no. RF 1057, represented by Mr. Mariusz Janowski, the proxy;

(6) PIONEER REAL ESTATE ADVISORS POLAND SPOLKA Z O.O. I SPOLKA SPOLKA KOMANDYTOWA, a limited partnership with its seat in Warsaw, registered in the Commercial Register maintained at the District Court of Warsaw, XVI Commercial Registry Division, under no. RHA 376, represented by Mr. Gren Carr-Jones as a member of the Management Board of PREA Poland Sp. z o.o. (General Partner);

(7) PREA, L.L.C., a limited liability company incorporated under the laws of the State of Delaware, with its registered seat in Wilmington, Delaware, the United States of America represented by Gren Carr-Jones. (the "PURCHASER");

and

(8) PIONEER POLSKI FUNDUSZ NIERUCHOMOSCI S.A., a joint stock company with its seat in Warsaw, Poland at ul. Stawki 2, registered in the Commercial Register maintained at the District Court of Warsaw, XVI Commercial Registry Division, under no. RHB 50879 (the "FUND"), represented by Mr. James Glerum under power of attorney;

together hereinafter referred to as the "PARTIES".

WHEREAS,

(A) On 27 October 1999 the Parties and Pioneer Pierwsze Polskie Towarzystwo Funduszy Inwestycyjnych S.A. executed a Subscription and Shareholders' Agreement in respect of Pioneer Polski Fundusz Nieruchomosci S.A.

(B) Pioneer Pierwsze Polskie Towarzystwo Funduszy Inwestycyjnych S.A. has, prior to the date of this Agreement, ceased to be a shareholder in the Fund.
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(C)  On [  ] April 2001, the Purchaser entered into various agreements (the
     "SHARE PURCHASE AGREEMENTS") with all the other shareholders in the Fund pursuant to which the Purchaser agreed to acquire all the shares in the Fund which it did not already own.

THE PARTIES HAVE THEREFORE AGREED AS FOLLOWS:

1. That, conditional upon all the parties to the Share Purchase Agreements performing all the obligations to be performed by them at Completion (as defined) of the Share Purchase Agreements, the Subscription and Shareholders' Agreement entered into between them and Pioneer Pierwsze Polskie Towarzystwo Funduszy Inwestycyjnych S.A. on October 27 1999 shall be terminated with immediate effect, save for clause 25 thereof (non-disclosure of information).

2. This Agreement may be signed by the Parties on any number of counterparts and by the Parties on different counterparts. This Agreement has been executed in English and in Polish. In the case of discrepancies, the English version shall prevail.

Signed by               /s/ Julia Gnezdilova
for and on behalf of    EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT

Signed by               /s/ Pierre Gamache
for and on behalf of    CADIM SERVOTECH B.V.

Signed by
for and on behalf of    VIENNA LEAS INTERNATIONAL S.A.

Signed by               /s/ Zbigniew Drzewiecki
for and on behalf of    TOWARZYSTWO OBROTU NIERUCHOMOSCIAMI AGRO S.A.

Signed by               /s/ Mariusz Janowski
for and on behalf of    FUNDACJA NA RZECZ NAUKI POLSKIEJ

Signed by               /s/ Gren Carr-Jones
for and on behalf of    PIONEER REAL ESTATE ADVISORS POLAND SPOLKA Z O.O.
                        I SPOLKA SPOLKA KOMANDYTOWA

Signed by               /s/ Gren Carr-Jones
for and on behalf of    PREA, L.L.C.

Signed by               /s/ James Glerum
for and on behalf of    PIONEER POLSKI FUNDUSZ NIERUCHOMOSCI S.A.